TIFF Investment Program (“TIP”)

Supplement dated November 30, 2017

to the TIFF Multi-Asset Fund Summary Prospectus dated May 1, 2017

This supplement provides new and additional information to the TIFF Multi-Asset Fund summary prospectus dated May 1, 2017. You can find TIP’s prospectus, summary prospectuses, and the statement of additional information, as well as other information about TIP, online at www.tiff.org/prospectusanddisclosures. You may also obtain this information at no charge by calling 800-984-0084 or by sending an e-mail request to info@tiff.org.

The following replaces the information under the heading “Portfolio Management” on page 6 of the summary prospectus:

Investment Advisor	Portfolio Manager	Title	Has Managed Fund Assets Since

TIFF Advisory Services, Inc.	Jay Willoughby	Chief Investment Officer	2015

	Trevor Graham	Managing Director	2013

Please keep this supplement for future reference.